Exhibit 99.1

Cirrus Logic Reports Fourth Quarter Revenue of $490.0 Million and Full Fiscal Year 2022 Revenue of $1.78 Billion

Content Gains Drove Record Fourth Quarter and Full Fiscal Year Revenue and EPS

AUSTIN, Texas--(BUSINESS WIRE)--May 3, 2022--Cirrus Logic, Inc. (Nasdaq: CRUS) today posted on its website at investor.cirrus.com the quarterly Shareholder Letter that contains the complete financial results for the fourth quarter and full fiscal year 2022, which ended March 26, 2022, as well as the company’s current business outlook.

“We delivered strong financial results in FY22 as revenue increased 30 percent year over year driven by high-performance mixed-signal content gains,” said John Forsyth, Cirrus Logic president and chief executive officer. “In FY22, the company successfully executed several key strategic initiatives and increased product diversification through significant growth in our high-performance mixed-signal business. Going forward, we expect to continue leveraging our expertise in data conversion and signal processing to capitalize on exciting opportunities in new applications and markets.”

Reported Financial Results – Fourth Quarter FY22

  Revenue of $490.0 million;
  GAAP gross margin of 52.8 percent and non-GAAP gross margin of 52.9 percent;
  GAAP operating expenses of $150.9 million and non-GAAP operating expenses of $123.1 million; and
  GAAP earnings per share of $1.64 and non-GAAP earnings per share of $2.01.

A reconciliation of GAAP to non-GAAP financial information is included in the tables accompanying this press release.

Reported Financial Results – Full Year FY22

  Revenue of $1.78 billion;
  GAAP gross margin of 51.8 percent and non-GAAP gross margin of 52.1 percent;
  GAAP operating expenses of $557.3 million and non-GAAP operating expenses of $456.2 million; and
  GAAP earnings per share of $5.52 and non-GAAP earnings per share of $6.90.

A reconciliation of GAAP to non-GAAP financial information is included in the tables accompanying this press release.

Business Outlook – First Quarter FY23

  Revenue is expected to range between $350 million and $390 million;
  GAAP gross margin is forecasted to be between 49 percent and 51 percent; and
  Combined GAAP R&D and SG&A expenses are anticipated to range between $147 million and $153 million, including approximately $19 million in stock-based compensation expense, $8 million in amortization of acquired intangibles and $3 million in acquisition-related costs.

Cirrus Logic will host a live Q&A session at 5 p.m. EDT today to discuss its financial results and business outlook. Participants may listen to the conference call on the investor relations website at investor.cirrus.com. Participants who have questions that they would like addressed are requested to email investor@cirrus.com. A replay of the webcast can be accessed on the Cirrus Logic website approximately two hours following its completion, or by calling (416) 621-4642, or toll-free at (800) 585-8367 (Access Code: 8385942).

Cirrus Logic, Inc.

Cirrus Logic is a leader in low-power, high-precision mixed-signal processing solutions that create innovative user experiences for the world’s top mobile and consumer applications. With headquarters in Austin, Texas, Cirrus Logic is recognized globally for its award-winning corporate culture.

Cirrus Logic, Cirrus and the Cirrus Logic logo are registered trademarks of Cirrus Logic, Inc. All other company or product names noted herein may be trademarks of their respective holders.

Use of non-GAAP Financial Information

To supplement Cirrus Logic's financial statements presented on a GAAP basis, the company has provided non-GAAP financial information, including non-GAAP net income, diluted earnings per share, operating income and profit, operating expenses, gross margin and profit, tax expense, tax expense impact on earnings per share, effective tax rate, and free cash flow. A reconciliation of the adjustments to GAAP results is included in the tables below. Non-GAAP financial information is not meant as a substitute for GAAP results but is included because management believes such information is useful to our investors for informational and comparative purposes. In addition, certain non-GAAP financial information is used internally by management to evaluate and manage the company. The non-GAAP financial information used by Cirrus Logic may differ from that used by other companies. These non-GAAP measures should be considered in addition to, and not as a substitute for, the results prepared in accordance with GAAP.

Safe Harbor Statement

Except for historical information contained herein, the matters set forth in this news release contain forward-looking statements including our statements about our ability to continue to leverage our expertise in data conversion and signal processing to capitalize on exciting opportunities in new applications and markets and our estimates for the first quarter fiscal year 2023 revenue, gross margin, combined research and development and selling, general and administrative expense levels, stock compensation expense, amortization of acquired intangibles and acquisition-related costs. In some cases, forward-looking statements are identified by words such as “expect,” “anticipate,” “target,” “project,” “believe,” “goals,” “opportunity,” “estimates,” “intend,” and variations of these types of words and similar expressions. In addition, any statements that refer to our plans, expectations, strategies or other characterizations of future events or circumstances are forward-looking statements. These forward-looking statements are based on our current expectations, estimates, and assumptions and are subject to certain risks and uncertainties that could cause actual results to differ materially, and readers should not place undue reliance on such statements. These risks and uncertainties include, but are not limited to, the following: the effects of the global COVID-19 outbreak and the measures taken to limit the spread of COVID-19, including any disruptions to our business that could result from measures to contain the outbreak that may be taken by governmental authorities in the jurisdictions in which we and our supply chain operate; the susceptibility of the markets we address to economic downturns, including as a result of the COVID-19 outbreak and the actions taken to mitigate the spread of COVID-19; the risks of doing business internationally, including increased import/export restrictions and controls (e.g., the effect of the U.S. Bureau of Industry and Security of the U.S. Department of Commerce placing Huawei Technologies Co., Ltd. and certain of its affiliates on the Bureau’s Entity List), imposition of trade protection measures (e.g., tariffs or taxes), security and health risks, possible disruptions in transportation networks, and other economic, social, military and geo-political conditions in the countries in which we, our customers or our suppliers operate; recent increased industry-wide capacity constraints that may impact our ability to meet current customer demand, which could cause an unanticipated decline in our sales and damage our existing customer relationships and our ability to establish new customer relationships; the potential for increased prices due to capacity constraints in our supply chain, which, if we are unable to increase our selling price to our customers, could result in lower revenues and margins that could adversely affect our financial results; our ability to attract, hire, and retain qualified personnel to support the development, marketing, and sales of our products; the level of orders and shipments during the first quarter of fiscal year 2023, customer cancellations of orders, or the failure to place orders consistent with forecasts, along with the risk factors listed in our Form 10-K for the year ended March 27, 2021 and in our other filings with the Securities and Exchange Commission, which are available at www.sec.gov. The foregoing information concerning our business outlook represents our outlook as of the date of this news release, and we expressly disclaim any obligation to update or revise any forward-looking statements, whether as a result of new developments or otherwise.

Summary financial data follows:

CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS
(unaudited)
(in thousands, except per share data)

	Three Months Ended			Twelve Months Ended

	Mar. 26,	Dec. 25,	Mar. 27,	Mar. 26,	Mar. 27,
	2022	2021	2021	2022	2021
	Q4'22	Q3'22	Q4'21	Q4'22	Q4'21
Audio	$327,099	$341,897	$235,821	$1,187,126	$1,104,060
High-Performance Mixed-Signal	162,873	206,452	57,716	594,334	265,170
Net sales	489,972	548,349	293,537	1,781,460	1,369,230
Cost of sales	231,243	258,827	145,418	857,819	661,929
Gross profit	258,729	289,522	148,119	923,641	707,301
Gross margin	52.8%	52.8%	50.5%	51.8%	51.7%

Research and development	111,394	107,101	89,773	406,307	342,759
Selling, general and administrative	39,470	38,247	33,642	150,996	127,008
Restructuring costs	-	-	-	-	352
Total operating expenses	150,864	145,348	123,415	557,303	470,119

Income from operations	107,865	144,174	24,704	366,338	237,182

Interest income (expense)	(103)	(78)	1,064	615	5,224
Other income (expense)	180	(87)	2,152	1,710	2,840
Income before income taxes	107,942	144,009	27,920	368,663	245,246
Provision for income taxes	11,528	16,373	2,639	42,308	27,902
Net income	$96,414	$127,636	$25,281	$326,355	$217,344

Basic earnings per share:	$1.69	$2.23	$0.44	$5.70	$3.74
Diluted earnings per share:	$1.64	$2.16	$0.42	$5.52	$3.62

Weighted average number of shares:
Basic	56,993	57,178	57,899	57,278	58,106
Diluted	58,625	59,031	59,922	59,143	60,060

Prepared in accordance with Generally Accepted Accounting Principles

RECONCILIATION BETWEEN GAAP AND NON-GAAP FINANCIAL INFORMATION
(unaudited, in thousands, except per share data)
(not prepared in accordance with GAAP)

Non-GAAP financial information is not meant as a substitute for GAAP results, but is included because management believes such information is useful to our investors for informational and comparative purposes. In addition, certain non-GAAP financial information is used internally by management to evaluate and manage the company. As a note, the non-GAAP financial information used by Cirrus Logic may differ from that used by other companies. These non-GAAP measures should be considered in addition to, and not as a substitute for, the results prepared in accordance with GAAP.

	Three Months Ended			Twelve Months Ended

	Mar. 26,	Dec. 25,	Mar. 27,	Mar. 26,	Mar. 27,
	2022	2021	2021	2022	2021
Net Income Reconciliation	Q4'22	Q3'22	Q4'21	Q4'22	Q4'21
GAAP Net Income	$96,414	$127,636	$25,281	$326,355	$217,344
Amortization of acquisition intangibles	7,882	9,083	2,998	27,017	11,992
Stock-based compensation expense	17,024	17,833	14,693	66,392	56,762
Restructuring costs	-	-	-	-	352
Acquisition-related costs	3,164	3,155	-	12,153	-
Adjustment to income taxes	(6,778)	(7,903)	(3,251)	(23,675)	(11,423)
Non-GAAP Net Income	$117,706	$149,804	$39,721	$408,242	$275,027

Earnings Per Share Reconciliation
GAAP Diluted earnings per share	$1.64	$2.16	$0.42	$5.52	$3.62
Effect of Amortization of acquisition intangibles	0.14	0.16	0.05	0.46	0.20
Effect of Stock-based compensation expense	0.29	0.30	0.24	1.12	0.94
Effect of Restructuring costs	-	-	-	-	0.01
Effect of Acquisition-related costs	0.05	0.05	-	0.20	-
Effect of Adjustment to income taxes	(0.11)	(0.13)	(0.05)	(0.40)	(0.19)
Non-GAAP Diluted earnings per share	$2.01	$2.54	$0.66	$6.90	$4.58

Operating Income Reconciliation
GAAP Operating Income	$107,865	$144,174	$24,704	$366,338	$237,182
GAAP Operating Profit	22.0%	26.3%	8.4%	20.6%	17.3%
Amortization of acquisition intangibles	7,882	9,083	2,998	27,017	11,992
Stock-based compensation expense - COGS	261	245	260	1,024	900
Stock-based compensation expense - R&D	11,786	12,260	10,069	44,154	37,483
Stock-based compensation expense - SG&A	4,977	5,328	4,364	21,214	18,379
Restructuring costs	-	-	-	-	352
Acquisition-related costs	3,164	3,155	-	12,153	-
Non-GAAP Operating Income	$135,935	$174,245	$42,395	$471,900	$306,288
Non-GAAP Operating Profit	27.7%	31.8%	14.4%	26.5%	22.4%

Operating Expense Reconciliation
GAAP Operating Expenses	$150,864	$145,348	$123,415	$557,303	$470,119
Amortization of acquisition intangibles	(7,882)	(9,083)	(2,998)	(27,017)	(11,992)
Stock-based compensation expense - R&D	(11,786)	(12,260)	(10,069)	(44,154)	(37,483)
Stock-based compensation expense - SG&A	(4,977)	(5,328)	(4,364)	(21,214)	(18,379)
Restructuring costs	-	-	-	-	(352)
Acquisition-related costs	(3,164)	(3,155)	-	(8,692)	-
Non-GAAP Operating Expenses	$123,055	$115,522	$105,984	$456,226	$401,913

Gross Margin/Profit Reconciliation
GAAP Gross Profit	$258,729	$289,522	$148,119	$923,641	$707,301
GAAP Gross Margin	52.8%	52.8%	50.5%	51.8%	51.7%
Acquisition-related costs	-	-	-	3,461	-
Stock-based compensation expense - COGS	261	245	260	1,024	900
Non-GAAP Gross Profit	$258,990	$289,767	$148,379	$928,126	$708,201
Non-GAAP Gross Margin	52.9%	52.8%	50.5%	52.1%	51.7%

Effective Tax Rate Reconciliation
GAAP Tax Expense	$11,528	$16,373	$2,639	$42,308	$27,902
GAAP Effective Tax Rate	10.7%	11.4%	9.5%	11.5%	11.4%
Adjustments to income taxes	6,778	7,903	3,251	23,675	11,423
Non-GAAP Tax Expense	$18,306	$24,276	$5,890	$65,983	$39,325
Non-GAAP Effective Tax Rate	13.5%	13.9%	12.9%	13.9%	12.5%

Tax Impact to EPS Reconciliation
GAAP Tax Expense	$0.20	$0.28	$0.04	$0.72	$0.46
Adjustments to income taxes	0.11	0.13	0.05	0.40	0.19
Non-GAAP Tax Expense	$0.31	$0.41	$0.09	$1.12	$0.65

CONSOLIDATED CONDENSED BALANCE SHEET
unaudited; in thousands

	Mar. 26,	Dec. 25,	Mar. 27,
	2022	2021	2021
ASSETS
Current assets
Cash and cash equivalents	$369,814	$195,121	$442,164
Marketable securities	10,601	3,719	55,697
Accounts receivable, net	240,264	326,131	108,712
Inventories	138,436	148,525	173,263
Other current assets	80,900	90,025	62,683
Total current Assets	840,015	763,521	842,519

Long-term marketable securities	63,749	72,118	312,759
Right-of-use lease assets	171,003	173,054	133,548
Property and equipment, net	157,077	157,186	154,942
Intangibles, net	158,145	165,581	22,031
Goodwill	435,791	437,783	287,518
Deferred tax asset	11,068	7,203	9,977
Long-term prepaid wafers	195,000	195,000	-
Other assets	91,552	96,671	67,320
Total assets	$2,123,400	$2,068,117	$1,830,614

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Accounts payable	$115,417	$110,250	$102,744
Accrued salaries and benefits	65,261	43,044	54,849
Lease liability	14,680	14,653	14,573
Acquisition-related liabilities	30,964	30,964	-
Other accrued liabilities	38,461	40,603	41,444
Total current liabilities	264,783	239,514	213,610

Non-current lease liability	163,162	164,896	127,883
Non-current income taxes	73,383	77,683	64,020
Long-term acquisition-related liabilities	8,692	5,528	-
Other long-term liabilities	13,563	17,749	36,096

Stockholders' equity:
Capital stock	1,578,427	1,556,746	1,498,819
Accumulated earnings (deficit)	23,435	6,416	(112,689)
Accumulated other comprehensive income (loss)	(2,045)	(415)	2,875
Total stockholders' equity	1,599,817	1,562,747	1,389,005
Total liabilities and stockholders' equity	$2,123,400	$2,068,117	$1,830,614

Prepared in accordance with Generally Accepted Accounting Principles

CONSOLIDATED CONDENSED STATEMENT OF CASH FLOWS
(unaudited)
(in thousands)

	Three Months Ended	Twelve Months Ended

	Mar. 26,	Mar. 26,
	2022	2022
	Q4'22	Q4'22
Cash flows from operating activities:
Net income	$96,414	$326,355
Adjustments to net cash provided by operating activities:
Depreciation and amortization	16,905	62,061
Stock-based compensation expense	17,024	66,392
Deferred income taxes	(6,759)	(15,002)
Loss on retirement or write-off of long-lived assets	115	642
Other non-cash (gains) / charges	88	370
Net change in operating assets and liabilities:
Accounts receivable, net	85,868	(124,826)
Inventories	10,089	42,502
Long-term prepaid wafers	-	(195,000)
Other assets	8,576	(92,584)
Accounts payable and other accrued liabilities	27,711	14,991
Income taxes payable	(963)	(804)
Acquisition-related liabilities	3,163	39,656
Net cash provided by operating activities	258,231	124,753
Cash flows from investing activities:
Maturities and sales of available-for-sale marketable securities	4,963	371,545
Purchases of available-for-sale marketable securities	(5,307)	(83,023)
Purchases of property, equipment and software	(8,048)	(26,139)
Investments in technology	(408)	(3,871)
Acquisition of business, net of cash obtained	-	(276,884)
Net cash used in investing activities	(8,800)	(18,372)
Cash flows from financing activities:
Debt issuance costs	-	(1,718)
Issuance of common stock, net of shares withheld for taxes	4,658	13,220
Repurchase of stock to satisfy employee tax withholding obligations	(4,397)	(22,732)
Repurchase and retirement of common stock	(74,999)	(167,501)
Net cash used in financing activities	(74,738)	(178,731)
Net increase (decrease) in cash and cash equivalents	174,693	(72,350)
Cash and cash equivalents at beginning of period	195,121	442,164
Cash and cash equivalents at end of period	$369,814	$369,814

Prepared in accordance with Generally Accepted Accounting Principles

Reconciliation of GAAP to Non-GAAP Financial Measure

Free Cash Flow (in thousands)
Net cash provided by operating activities	$258,231	$124,753
Purchases of property, equipment and software	(8,048)	(26,139)
Investments in technology	(408)	(3,871)
Free Cash Flow	$249,775	$94,743

Contacts

Investor Contact:
Chelsea Heffernan
Vice President, Investor Relations
Cirrus Logic, Inc.
(512) 851-4125
Investor@cirrus.com